UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

December 20, 2018 (December 18, 2018) Date of Report (Date of earliest event reported)

Sonic Foundry, Inc. (Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-30407 (Commission File Number)	39-1783372 (IRS Employer Identification No.)

222 W. Washington Ave Madison, WI 53703 (Address of principal executive offices)	(608) 443-1600 (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a) On December 18, 2018, the Board of Directors of Sonic Foundry, Inc. (the "Company") approved the voluntary delisting by the Company of its common stock from the Nasdaq Capital Market ("NCM") of the Nasdaq Stock Exchange ("Nasdaq"), and the transfer of the listing of its common stock to the OTCQB Market (the "OTCQB"). The OTCQB Market is operated by OTC Markets Group, a centralized electronic quotation service for over-the-counter-securities. The Company notified Nasdaq of its intention to voluntarily delist its common stock from Nasdaq. The Company intends to cease trading on Nasdaq at the close of business on December 28, 2018 and to begin trading on the OTCQB on December 31, 2018 under its current trading symbol "SOFO". The Company expects to remain a reporting company under the Securities Exchange Act of 1934, as amended, immediately following the voluntary withdrawal from the NCM.

The Company's Board of Directors approved the voluntary withdrawal of the Company's common stock from listing on the NCM as a result of numerous factors, including its assessment of the probability of the Company's continued compliance with Nasdaq listing requirements, the common stock's current trading volume and price, and the costs of maintaining eligibility to list the Company's stock on the NCM.

Item 7.01 Regulation FD.
On December 20, 2018, the Company issued a press release regarding the transfer of the listing of its common stock from Nasdaq Capital Market to OTCQB. Copies of the press release are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in Exhibit 99.1 shall not be deemed "filed" for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless expressly incorporated into a filing of the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act made after the date hereof, the information contained in Exhibit 99.1 attached hereto shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits.

(a)	Exhibits

99.1	Press release dated December 20, 2018 regarding transfer of listing from Nasdaq Capital Market to OTCQB

EXHIBIT LIST

NUMBER DESCRIPTION

99.1	Press release dated December 20, 2018 regarding transfer of listing from Nasdaq Capital Market to OTCQB

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sonic Foundry, Inc.
(Registrant)

December 20, 2018

By:	/s/ Kenneth A. Minor
By:	Kenneth A. Minor
Title:	Chief Financial Officer